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                                    EXHIBIT A

                            AGREEMENT OF JOINT FILING

                  The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1(f)(1) of the Securities Exchange Act of 1934, as amended, the Amendment dated August 10, 2000, containing the information required by
Schedule 13D, for the shares of Common Stock of VINA Technologies, Inc. held by Sierra Ventures V, L.P., a California limited partnership, and Sierra Ventures VI, L.P., a California limited partnership.

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

September 7, 2000                              SIERRA VENTURES V, L.P.

                                               By:  SV ASSOCIATES V, L.P.
                                               Its General Partner

                                               By: /s/ MARTHA A. CLARKE ADAMSON
                                                  ------------------------------------
                                                   Martha A. Clarke Adamson,
                                                   Attorney-in-Fact for the General Partners

                                               SV ASSOCIATES V, L.P.

                                               By: /s/ MARTHA A. CLARKE ADAMSON
                                                  ------------------------------------
                                                  Martha A. Clarke Adamson,
                                                  Attorney-in-Fact for the General Partners

                                               SIERRA VENTURES VI, L.P.

                                               By: SV ASSOCIATES VI, L.P.
                                               Its General Partner

                                               By: /s/ MARTHA A. CLARKE ADAMSON
                                                  ------------------------------------
                                                  Martha A. Clarke Adamson,
                                                  Attorney-in-Fact for the General Partners

                                               SV ASSOCIATES VI, L.P.

                                               By: /s/ MARTHA A. CLARKE ADAMSON
                                                  ------------------------------------
                                                  Martha A. Clarke Adamson,
                                                  Attorney-in-Fact for the General Partners

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